UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

MCX TECHNOLOGIES CORPORATION

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

000-54918	26-0030631
(Commission File Number)	(I.R.S. Employer Identification No.)

2529 Detroit Avenue, Cleveland, Ohio 44113

(Address of Office)

(216) 264-0055

(Registrant's telephone number, including area code)

201 Spear Street, Suite 1100, San Francisco, California 94105

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2020, Mr. Christopher Rowlison was appointed to the Board of Directors (the “Board”) of MCX Technologies Corporation (the “Company”), to serve as a director until the next annual meeting of the Company’s shareholders.

Mr. Rowlison is currently not expected to be appointed to any committee of the Board as of the date of this report.

There have been no transactions since the beginning of the Company’s last fiscal year and there are currently no proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Rowlison has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

As a non-employee member of the Board, Mr. Rowlison will be eligible to receive stock options under the Company’s Amended and Restated Stock Option Plan as consideration for his service on the Board.

Mr. Rowlison was not appointed as a director of the Company pursuant to any arrangement or understanding with any other person.

On November 17, 2020, Giuseppe (Pino) Perone gave notice to the Board that he is resigning as a member of the Board, effective immediately. Mr. Perone has served on the Board since October 3, 2019. Mr. Perone's decision to resign as a member of the Board did not relate to any disagreement with the Company's management on any matter related to the Company's operations, policies or practices.

A copy of the Company’s press release announcing both the appointment of Mr. Rowlison to the Board as well as Mr. Perone's resignation from the Board is attached hereto as Exhibit 99.1.

ITEM 9.01     Exhibits

99.1     Press Release dated November 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCX TECHNOLOGIES CORPORATION

/s/ Matthew Kruchko

Matthew Kruchko

President and Chief Executive Officer

Date: November 17, 2020

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 17, 2020